UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21609

Western Asset Variable Rate Strategic Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-777-0102

Date of fiscal year end: September 30

Date of reporting period: March 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2017

WESTERN ASSET

VARIABLE RATE

STRATEGIC FUND INC. (GFY)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maintain a high level of current income.

The Fund invests primarily in variable rate instruments of U.S. and non-U.S. issuers, including U.S. and non-U.S. investment grade and high-yield debt, senior loans, emerging market debt and derivatives related to these securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Variable Rate Strategic Fund Inc. for the six-month reporting period ended March 31, 2017. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

April 28, 2017

II	Western Asset Variable Rate Strategic Fund Inc.

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended March 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2016 U.S. gross domestic product (“GDP”)i growth was 3.5%, the strongest reading in two years. Fourth quarter 2016 GDP growth then moderated to 2.1%. Finally, the U.S. Department of Commerce’s initial reading for first quarter 2017 GDP growth — released after the reporting period ended — was 0.7%. The deceleration in growth reflected downturns in personal consumption expenditures, private inventory investment and state and local government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on March 31, 2017, the unemployment rate was 4.5%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since May 2007. The percentage of longer-term unemployed also declined over the period. In March 2017, 23.3% of Americans looking for a job had been out of work for more than six months, versus 25.2% when the period began.

Western Asset Variable Rate Strategic Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that concluded on March 15, 2017. At that time the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Treasury yields moved sharply higher after the November 2016 U.S. elections given expectations for improving growth and higher inflation. All told, short- and long-term Treasury yields moved higher overall during the six months ended March 31, 2017. Two-year Treasury yields began the reporting period at 0.77%, their low for the period, and ended the period at 1.27%. Their peak of 1.40% took place on March 13 and March 14, 2017. Ten-year Treasury yields began the reporting period at 1.60%, their low for the period, and ended the period at 2.40%. Their peak of 2.62% occurred on March 13, 2017.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated with investor sentiment given signs of generally modest global growth, questions regarding future Fed monetary policy, the aforementioned U.S. elections and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned -2.18% during the six months ended March 31, 2017. Within the U.S. bond market, lower rated corporate bonds generated the best returns during the reporting period.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, gained 4.50% for the six months ended March 31, 2017. The high-yield market posted a positive return during the first month of the reporting period. This was driven by several factors, including robust demand from investors looking to generate incremental yield in the low interest rate environment and stabilizing oil prices. The U.S. high-yield bond market then modestly declined in November 2016 amid sharply rising interest rates. However, high-yield bonds then rallied sharply over the next

IV	Western Asset Variable Rate Strategic Fund Inc.

three months as demand was strong. The reporting period ended on a weak note in March 2017 given falling oil prices and overall weak demand.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -0.47% during the six months ended March 31, 2017. The asset class fell sharply in October and November 2016, as demand weakened against a backdrop of rising interest rates in the U.S. and a sharp rally by the U.S. dollar. However, the asset class then rallied over the last four months of the period. This turnaround was triggered by improving investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar.

Performance review

For the six months ended March 31, 2017, Western Asset Variable Rate Strategic Fund Inc. returned 6.10% based on its net asset value (“NAV”)vii and 7.23% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Indexviii, returned 0.43% over the same time frame. The Lipper Global Income Closed-End Funds Category Averageix returned 4.31% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.47 per share. As of March 31, 2017, the Fund estimates that 76% of the distributions were sourced from net investment income and 24% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2017. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2017 (unaudited)
Price Per Share	6-Month Total Return**
$17.99 (NAV)	6.10	%†
$16.59 (Market Price)	7.23	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Variable Rate Strategic Fund Inc.	V

Investment commentary (cont’d)

Looking for additional information?

The Fund is traded under the symbol “GFY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGFYX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Variable Rate Strategic Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

April 28, 2017

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, the value of a fixed-income portfolio generally declines, reducing the value of the Fund. However, the Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed-rate fixed-income securities (other than money market funds) because the floating or variable rate securities in which the Fund invests float in response to changes in prevailing market interest rates. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent solely in higher rated and domestic investments. Lower-rated high yield bonds, commonly known as “junk bonds,” involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations and political, social and economic uncertainties, which could increase volatility. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and hard to value, especially in declining markets. A small investment in

VI	Western Asset Variable Rate Strategic Fund Inc.

certain derivatives may have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category.

Western Asset Variable Rate Strategic Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2017 and September 30, 2016 and does not include derivatives, such as futures contracts, written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — March 31, 2017

Total Spread Duration
GFY	— 2.22 years
Benchmark	— 0.00 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index
EM	— Emerging Markets
GFY	— Western Asset Variable Rate Strategic Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

2	Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — March 31, 2017

Total Effective Duration
GFY	— 1.04 years
Benchmark	— 0.25 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index
EM	— Emerging Markets
GFY	— Western Asset Variable Rate Strategic Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2017

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — 46.5%
Adjustable Rate Mortgage Trust, 2005-11 5A1	1.252%	2/25/36	128,741	$102,787	(a)
Banc of America Funding Corp., 2004-B 6A1	2.032%	12/20/34	327,365	231,510	(a)
Banc of America Funding Corp., 2005-E 8A1	2.046%	6/20/35	341,359	217,565	(a)
Banc of America Funding Corp., 2015-R3 2A2	0.908%	2/27/37	1,536,635	976,009	(a)(b)
Bayview Commercial Asset Trust, 2006-1A B2	2.682%	4/25/36	440,059	315,571	(a)(b)
Bear Stearns Alt-A Trust, 2004-03 A1	1.622%	4/25/34	352,442	339,850	(a)
Bear Stearns Alt-A Trust, 2004-10 1A3	1.982%	9/25/34	20,984	20,876	(a)
Bear Stearns ARM Trust, 2004-08 11A1	3.052%	11/25/34	221,137	216,575	(a)
CGBAM Commercial Mortgage Trust, 2016-IMC A	2.843%	11/15/21	890,000	892,308	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-2A A1	1.252%	5/25/35	280,373	254,051	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	1.232%	8/25/35	271,832	253,242	(a)(b)
Commercial Mortgage Trust, 2007-C9 AJ	5.650%	12/10/49	267,000	269,195	(a)
Commercial Mortgage Trust, 2014-BBG A	1.712%	3/15/29	410,000	410,780	(a)(b)
Commercial Mortgage Trust, 2016-SAVA A	2.632%	10/15/34	550,000	553,419	(a)(b)
Countrywide Alternative Loan Trust, 2004-6CB A	1.562%	5/25/34	290,382	288,977	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	1.206%	7/20/35	661,447	619,715	(a)(c)
Countrywide Home Loans, 2004-20 2A1	2.918%	9/25/34	422,502	309,794	(a)
Countrywide Home Loans, 2004-R1 2A	6.500%	11/25/34	49,787	49,911	(b)
Countrywide Home Loans, 2005-HYB9 3A1A	3.309%	2/20/36	409,457	364,907	(a)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	126,582	128,413	(b)
Countrywide Home Loans, 2006-R2 AF1	1.402%	7/25/36	105,032	95,470	(a)(b)
Countrywide Home Loans, Mortgage Pass-Through Trust, 2004-29 2A1	1.642%	2/25/35	32,108	27,738	(a)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	1.342%	3/25/35	165,931	147,136	(a)(b)
Credit Suisse Mortgage Trust, 2014-5R 3A1	0.978%	12/27/36	158,650	155,490	(a)(b)
Credit Suisse Mortgage Trust, 2015-10R 3A2	1.436%	10/27/46	1,110,000	1,054,500	(a)(b)
Credit Suisse Mortgage Trust, 2015-2R 7A2	3.029%	8/27/36	1,200,245	988,446	(a)(b)
Deutsche Bank Commercial Mortgage Trust, 2016-C1 ASB	3.038%	5/10/49	250,000	253,188
Deutsche Mortgage Securities Inc., 2004-4 3AR1	3.533%	6/25/34	213,723	206,170	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 2638 DI, IO, PAC	5.000%	5/15/23	15,736	37
Federal National Mortgage Association (FNMA), 2013-25 BI, IO	3.000%	3/25/33	9,322,271	1,000,899
Federal National Mortgage Association (FNMA), 2013-62 AI, IO	3.000%	6/25/33	6,096,876	830,021
Federal National Mortgage Association (FNMA), STRIPS, 347 2, IO	5.000%	1/25/34	913,957	183,471
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	8/25/18	56,067	1,013	(a)
Federal National Mortgage Association (FNMA)-CAS, 2013-C01 M2	6.232%	10/25/23	300,000	343,140	(a)

See Notes to Financial Statements.

4	Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA)-CAS, 2016-C01 1B	12.732%	8/25/28	260,000	$340,746	(a)
Federal National Mortgage Association (FNMA)-CAS, 2016-C04 1M2	5.232%	1/25/29	1,250,000	1,330,945	(a)(b)
Federal National Mortgage Association (FNMA)-CAS, 2016-C06 1B	10.232%	4/25/29	1,010,000	1,119,729	(a)(b)
GMRF Mortgage Acquisition Co., LLC, 2017-1 A22	3.000%	7/25/56	274,824	270,389	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	1.331%	3/20/60	127,907	127,701	(a)(c)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.781%	5/20/60	107,582	108,756	(a)(c)
Government National Mortgage Association (GNMA), 2010-H11 FA	1.781%	6/20/60	601,665	609,793	(a)(c)
Government National Mortgage Association (GNMA), 2011-H01 AF	1.230%	11/20/60	1,117,245	1,111,512	(a)(c)
Government National Mortgage Association (GNMA), 2011-H03 FA	1.280%	1/20/61	124,921	124,491	(a)(c)
Government National Mortgage Association (GNMA), 2011-H05 FA	1.280%	12/20/60	244,753	243,981	(a)(c)
Government National Mortgage Association (GNMA), 2011-H05 FB	1.280%	12/20/60	226,175	225,406	(a)(c)
Government National Mortgage Association (GNMA), 2011-H06 FA	1.230%	2/20/61	539,567	536,901	(a)(c)
Government National Mortgage Association (GNMA), 2011-H07 FA	1.280%	2/20/61	387,701	386,562	(a)(c)
Government National Mortgage Association (GNMA), 2011-H08 FD	1.280%	2/20/61	339,824	338,705	(a)(c)
Government National Mortgage Association (GNMA), 2011-H09 AF	1.280%	3/20/61	699,623	697,351	(a)(c)
Government National Mortgage Association (GNMA), 2011-H11 FB	1.280%	4/20/61	133,912	133,463	(a)(c)
Government National Mortgage Association (GNMA), 2012-H18 NA	1.300%	8/20/62	589,125	587,837	(a)(c)
Government National Mortgage Association (GNMA), 2012-H23 SA	1.310%	10/20/62	405,440	405,684	(a)(c)
Government National Mortgage Association (GNMA), 2012-H23 WA	1.300%	10/20/62	633,750	632,010	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	1.332%	3/25/35	550,619	490,399	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	1.382%	4/25/36	276,004	229,138	(a)(b)
HarborView Mortgage Loan Trust, 2004-10 4A	3.353%	1/19/35	160,928	158,786	(a)
HarborView Mortgage Loan Trust, 2005-14 3A1A	3.438%	12/19/35	75,159	65,510	(a)
IMPAC Secured Assets Corp., 2005-2 A1	1.302%	3/25/36	1,265,225	992,849	(a)
Indymac Index Mortgage Loan Trust, 2004-AR07 A2	1.842%	9/25/34	158,138	145,291	(a)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

March 31, 2017

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	3.402%	10/25/35	223,360	$200,871	(a)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 ASB	3.705%	1/15/47	150,000	157,655
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	1,210,000	840,490
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	690,000	600,061	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-INN A	1.832%	6/15/29	550,000	550,982	(a)(b)
JPMorgan Mortgage Trust, 2005-A3 3A4	2.898%	6/25/35	234,839	234,250	(a)
MASTR Adjustable Rate Mortgages Trust, 2003-6 2A1	2.966%	12/25/33	73,555	71,463	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	1.332%	5/25/35	846,408	717,400	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 2A1	3.453%	5/25/36	103,181	92,781	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016 C32 ASB	3.514%	12/15/49	350,000	359,723
Morgan Stanley Capital I Trust, 2007-HQ11 AJ	5.508%	2/12/44	363,694	357,149	(a)(c)
Morgan Stanley Capital I Trust, 2007-IQ16 AM	6.068%	12/12/49	150,000	153,018	(a)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 2A	3.250%	5/25/36	522,951	446,086	(a)
Morgan Stanley Re-remic Trust, 2015-R2 1A1	1.306%	12/26/46	437,193	428,290	(a)(b)
Morgan Stanley Re-remic Trust, 2015-R2 1B	1.306%	12/26/46	1,513,532	956,007	(a)(b)
Morgan Stanley Re-remic Trust, 2015-R4 1A1	1.028%	8/26/47	772,493	735,426	(a)(b)
Morgan Stanley Re-remic Trust, 2015-R6 1A1	1.038%	7/26/45	260,648	246,462	(a)(b)
Mortgage IT Trust, 2005-3 A1	1.282%	8/25/35	308,554	293,386	(a)
MSCG Trust, 2016-SNR A	3.348%	11/15/34	660,000	658,925	(a)(b)
Nomura Resecuritization Trust, 2015-1R 2A2	1.474%	10/26/36	1,070,000	1,051,797	(a)(b)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	485,842	459,038	(b)
Residential Accredit Loans Inc., 2004-QA2 A2	1.422%	6/25/34	169,503	165,844	(a)
Residential Accredit Loans Inc., 2005-QO4 2A1	1.262%	12/25/45	282,199	212,452	(a)
Structured Agency Credit Risk Debt Notes, 2013-DN1 M2	8.132%	7/25/23	420,000	514,176	(a)
Structured ARM Loan Trust, 2004-09XS A	1.352%	7/25/34	403,778	392,325	(a)
Structured ARM Loan Trust, 2005-6XS M2	2.137%	3/25/35	883,665	825,564	(a)
Structured Asset Mortgage Investments Inc., 2004-AR3 1A1	1.578%	7/19/34	253,682	243,674	(a)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	1.212%	2/25/36	627,333	552,685	(a)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	1.192%	4/25/36	253,537	225,938	(a)
Structured Asset Securities Corp., 2005-RF1 A	1.332%	3/25/35	157,277	136,858	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	1.332%	4/25/35	168,301	148,621	(a)(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2003-AR8	1.342%	10/25/45	435,773	410,861	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR11	2.839%	10/25/34	123,903	124,292	(a)

See Notes to Financial Statements.

6	Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR12 A2A	1.372%	10/25/44	112,904	$109,783	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-4 CB9	1.382%	6/25/35	529,630	427,575	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR01 A2A3	1.782%	1/25/45	89,529	83,020	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 2AB3	1.342%	7/25/45	676,112	647,834	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1C3	1.472%	10/25/45	185,846	176,817	(a)
Wells Fargo Commercial Mortgage Trust, 2015-C31 D	3.852%	11/15/48	454,630	334,943
Wells Fargo Commercial Mortgage Trust, 2015-NXS3 ASB	3.371%	9/15/57	140,000	145,154
Total Collateralized Mortgage Obligations (Cost — $38,113,760)				39,005,785
Asset-Backed Securities — 31.3%
Ace Securities Corp., 2005-HE3 M4	1.927%	5/25/35	1,280,000	1,090,441	(a)
ALM Loan Funding, 2013-10A B	3.623%	1/15/25	250,000	250,536	(a)(b)
Ameriquest Mortgage Securities Inc., 2002-AR1 M1	1.849%	9/25/32	113,578	105,800	(a)
Apidos CLO, 2013-16A B	3.825%	1/19/25	400,000	400,056	(a)(b)
Argent Securities Inc., 2003-W3 M1	2.107%	9/25/33	24,093	21,765	(a)
Atrium CDO Corp., 2009-A A	2.354%	2/28/24	500,000	499,996	(a)(b)
Avery Point CLO Ltd., 2014-1A CR	3.506%	4/25/26	250,000	250,000	(a)(b)(j)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	1.882%	10/27/32	175,298	166,387	(a)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 1A2A	6.000%	10/25/36	603,571	452,092
Carlyle Global Market Strategies, 2013-4A C	3.823%	10/15/25	250,000	250,351	(a)(b)
Cavalry CLO Ltd., 2002-A A	2.373%	1/17/24	250,000	250,014	(a)(b)
Cent CLO LP, 2014-21A A1BR	2.247%	7/27/26	250,000	250,164	(a)(b)(j)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-1 1A7	3.985%	11/25/33	271,680	280,855
Citigroup Mortgage Loan Trust Inc., 2005-OPT1 M1	1.612%	2/25/35	244,419	234,806	(a)
Conseco Financial Corp., 1997-4 M1	7.220%	2/15/29	430,206	446,208	(a)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.313%	2/25/34	619,482	631,966
Countrywide Asset-Backed Certificates, 2004-BC1 M1	1.732%	2/25/34	91,675	87,508	(a)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.882%	10/25/47	686,919	633,175	(a)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	1.062%	11/15/36	468,883	398,131	(a)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	383,186	398,592	(b)
Dryden Senior Loan Fund, 2014-31A C	3.874%	4/18/26	500,000	500,079	(a)(b)
Dryden Senior Loan Fund, 2014-34A D	4.623%	10/15/26	250,000	250,217	(a)(b)
Greenpoint Home Equity Loan Trust, 2004-4 A	1.472%	8/15/30	104,978	100,477	(a)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	141,343	145,640

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

March 31, 2017

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
GSAA Trust, 2006-5 2A3	1.252%	3/25/36	956,423	$668,619	(a)
GSAMP Trust, 2004-OPT B1	3.382%	11/25/34	52,742	35,106	(a)
GSAMP Trust, 2004-SEA2 M2	2.232%	3/25/34	1,136,432	825,654	(a)
GSRPM Mortgage Loan Trust, 2007-1 A	1.382%	10/25/46	302,497	261,768	(a)(b)
Indymac Seconds Asset Backed Trust, 2006-A A	1.242%	6/25/36	2,147,221	409,619	(a)
IXIS Real Estate Capital Trust, 2005-HE4 A3	1.662%	2/25/36	1,617	1,620	(a)
JFIN CLO Ltd., 2017-1A A1	2.324%	4/24/29	200,000	200,401	(a)(b)
Lehman XS Trust, 2006-8 2A4A	1.242%	6/25/36	1,841,726	1,218,277	(a)
Long Beach Mortgage Loan Trust, 2001-3 M1	1.807%	9/25/31	114,398	108,850	(a)
Long Beach Mortgage Loan Trust, 2002-1 2M1	2.107%	5/25/32	113,212	112,305	(a)
Madison Park Funding Ltd., 2013-11A C	3.791%	10/23/25	250,000	250,179	(a)(b)
Marathon CLO Ltd., 2015-8A C	5.074%	7/18/27	250,000	246,129	(a)(b)
Morgan Stanley Capital Inc., 2003-NC9 M	2.107%	9/25/33	531,403	522,322	(a)
Morgan Stanley Capital Inc., 2004-HE8 A7	2.042%	9/25/34	74,135	68,794	(a)
Morgan Stanley Capital Inc., 2004-HES M2	2.857%	6/25/34	861,582	815,130	(a)
Navient Student Loan Trust, 2016-6A A2	1.732%	3/25/66	600,000	602,706	(a)(b)
Neuberger Berman CLO Ltd., 2017-24A C	3.549%	4/19/30	250,000	250,000	(a)(b)(j)
New Century Home Equity Loan Trust, 2004-3 M1	1.912%	11/25/34	638,898	609,708	(a)
New Residential Mortgage Loan Trust, 2017-1A A1	4.000%	2/25/57	786,260	815,440	(a)(b)
Novastar Home Equity Loan, 2004-1 M3	1.807%	6/25/34	690,000	653,663	(a)
OneMain Financial Issuance Trust, 2016-3A A	3.830%	6/18/31	925,000	947,164	(b)
Option One Mortgage Loan Trust, 2005-1 A4	1.782%	2/25/35	46,652	46,677	(a)
Option One Mortgage Loan Trust, 2005-3 M4	1.602%	8/25/35	1,040,000	505,146	(a)
Origen Manufactured Housing Contract Trust, 2007-A A2	2.575%	4/15/37	408,756	381,520	(a)
OSCAR US Funding Trust, 2017-1A A2A	2.300%	5/11/20	170,000	170,484	(b)
Park Place Securities Inc., 2004-WHQ2 M2	1.927%	2/25/35	104,898	105,314	(a)
People’s Choice Home Loan Securities Trust, 2004-2 M1	1.882%	10/25/34	64,337	64,293	(a)
RAAC Series, 2006-RP2 A	1.232%	2/25/37	125,751	125,242	(a)(b)
RAAC Series, 2006-RP3 A	1.252%	5/25/36	469,195	453,294	(a)(b)
Regatta IV Funding Ltd., 2014-1A D	4.538%	7/25/26	250,000	248,816	(a)(b)
Renaissance Home Equity Loan Trust, 2003-1 A	1.842%	6/25/33	581,338	562,519	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	1.862%	8/25/33	71,288	67,020	(a)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	2.107%	8/25/33	19,566	18,178	(a)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.321%	4/25/31	512,797	274,845	(a)
Residential Asset Securities Corp., 2005-KS12 M4	1.622%	1/25/36	460,000	344,806	(a)
Residential Asset Securities Corp., 2006-KS2 M3	1.392%	3/25/36	1,260,000	904,279	(a)
Residential Funding Mortgage Securities Trust, 2006-HSA3 A	1.112%	5/25/36	734,751	667,722	(a)
SACO I Trust, 2006-3 A3	1.442%	4/25/36	168,766	357,765	(a)

See Notes to Financial Statements.

8	Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
SACO I Trust, 2006-4 A1	1.322%	3/25/36	164,743	$303,377	(a)
Seneca Park CLO Ltd., 2014-1A AR	2.278%	7/17/26	250,000	250,000	(a)(b)(j)
SLM Student Loan Trust, 2007-A A4A	1.371%	12/16/41	600,000	546,323	(a)
SMB Private Education Loan Trust, 2016-C A2A	2.340%	9/15/34	800,000	782,572	(b)
Sofi Consumer Loan Program, 2016-3 A	3.050%	12/26/25	536,195	537,206	(b)
Structured Asset Investment Loan Trust, 2004-9 M4	2.932%	10/25/34	117,619	94,483	(a)
Towd Point Mortgage Trust, 2017-1 A1	2.750%	10/25/56	739,054	743,783	(a)(b)
Total Asset-Backed Securities (Cost — $24,847,877)				26,274,374
Corporate Bonds & Notes — 38.7%
Consumer Discretionary — 3.2%
Auto Components — 0.4%
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	90,000	93,881
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	200,000	207,750	(b)
Total Auto Components				301,631
Automobiles — 2.1%
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000	278,773	(c)
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	400,000	421,055	(c)
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	1,000,000	1,034,411	(c)
Total Automobiles				1,734,239
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	30,000	32,437
Media — 0.7%
DISH DBS Corp., Senior Notes	6.750%	6/1/21	400,000	432,750
DISH DBS Corp., Senior Notes	5.875%	7/15/22	190,000	200,093
Total Media				632,843
Total Consumer Discretionary				2,701,150
Consumer Staples — 2.4%
Beverages — 0.5%
Anheuser-Busch InBev Finance Inc., Senior Notes	2.294%	2/1/21	440,000	453,488	(a)(c)
Food Products — 1.4%
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	920,000	935,568	(c)
Smithfield Foods Inc., Senior Notes	2.700%	1/31/20	220,000	220,121	(b)
Total Food Products				1,155,689
Tobacco — 0.5%
Altria Group Inc., Senior Notes	9.250%	8/6/19	350,000	406,801	(c)
Total Consumer Staples				2,015,978
Energy — 8.3%
Energy Equipment & Services — 0.3%
Ensco PLC, Senior Notes	5.200%	3/15/25	300,000	261,750	(c)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

March 31, 2017

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 8.0%
Chesapeake Energy Corp., Senior Notes	4.272%	4/15/19	400,000	$400,000	(a)
Continental Resources Inc., Senior Notes	5.000%	9/15/22	500,000	506,875	(c)
Ecopetrol SA, Senior Notes	4.250%	9/18/18	240,000	247,560	(c)
Enterprise Products Operating LLC, Junior Subordinated Notes	4.742%	8/1/66	80,000	79,900	(a)(c)
Enterprise Products Operating LLC, Junior Subordinated Notes	7.034%	1/15/68	120,000	124,908	(a)(c)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	210,000	211,734	(d)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	240,000	266,916	(d)
NGPL PipeCo LLC, Senior Secured Notes	7.119%	12/15/17	230,000	237,475	(b)
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	1,230,000	1,231,722
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	1,230,000	1,293,960
Petroleos Mexicanos, Senior Notes	3.500%	7/23/20	250,000	252,812
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	200,000	210,106	(d)
Shell International Finance BV, Senior Notes	1.875%	5/10/21	600,000	587,966	(c)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	210,000	270,092
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	500,000	501,250
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	250,000	253,125
Total Oil, Gas & Consumable Fuels				6,676,401
Total Energy				6,938,151
Financials — 16.5%
Banks — 11.8%
Bank of America Corp., Junior Subordinated Notes	6.250%	9/5/24	650,000	684,937	(a)(e)
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	660,000	660,401	(c)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	570,000	594,938	(a)(e)
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	900,000	918,593	(c)
Cooperatieve Rabobank U.A., Junior Subordinated Notes	11.000%	6/30/19	260,000	304,525	(a)(b)(c)(e)
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	620,000	692,075	(a)(b)(c)(e)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,320,000	1,334,850	(a)(c)(e)
M&T Bank Corp., Junior Subordinated Bonds	6.450%	2/15/24	1,190,000	1,297,100	(a)(c)(e)
PNC Financial Services Group Inc., Junior Subordinated Bonds	4.850%	6/1/23	990,000	987,218	(a)(c)(e)
Santander UK Group Holdings PLC, Senior Notes	3.571%	1/10/23	200,000	200,254
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/1/17	1,800,000	1,803,330	(a)(c)(e)
Wells Fargo & Co., Senior Notes	3.500%	3/8/22	450,000	466,464	(c)
Total Banks				9,944,685
Capital Markets — 2.0%
Bank of New York Mellon Corp., Junior Subordinated Notes	4.500%	6/20/23	1,340,000	1,271,325	(a)(c)(e)
Goldman Sachs Capital III, Junior Subordinated Bonds	4.000%	5/1/17	43,000	35,368	(a)(e)
Goldman Sachs Group Inc., Senior Notes	2.300%	12/13/19	340,000	340,421
Total Capital Markets				1,647,114

See Notes to Financial Statements.

10	Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — 1.6%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	225,000	$253,125
American Express Co., Senior Notes	2.650%	12/2/22	517,000	512,814	(c)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	500,000	565,682	(c)
Total Consumer Finance				1,331,621
Diversified Financial Services — 0.3%
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	190,000	212,112
Insurance — 0.8%
MetLife Inc., Junior Subordinated Bonds	5.250%	6/15/20	680,000	703,176	(a)(c)(e)
Total Financials				13,838,708
Health Care — 0.7%
Health Care Equipment & Supplies — 0.7%
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	139,000	143,315	(c)
Medtronic Inc., Senior Notes	3.500%	3/15/25	440,000	450,695	(c)
Total Health Care				594,010
Industrials — 2.3%
Airlines — 0.4%
Air 2 U.S., Notes	8.027%	10/1/19	17,625	18,286	(b)
American Airlines, Pass Through Trust, Secured Bonds	4.100%	1/15/28	243,549	246,289	(c)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	34,950	40,061
Total Airlines				304,636
Construction & Engineering — 0.3%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	200,000	211,000	(b)
Industrial Conglomerates — 1.6%
General Electric Co., Junior Subordinated Bonds	5.000%	1/21/21	1,312,000	1,385,800	(a)(c)(e)
Total Industrials				1,901,436
Information Technology — 0.7%
Electronic Equipment, Instruments & Components — 0.3%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	260,000	260,975
Technology Hardware, Storage & Peripherals — 0.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	4.420%	6/15/21	340,000	355,887	(b)(c)
Total Information Technology				616,862
Materials — 1.7%
Chemicals — 0.3%
Equate Petrochemical BV, Senior Notes	3.000%	3/3/22	280,000	274,148	(b)
Construction Materials — 0.8%
Cemex SAB de CV, Senior Secured Notes	5.773%	10/15/18	650,000	678,080	(a)(b)(c)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

March 31, 2017

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — 0.6%
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	500,000	$509,550
Total Materials				1,461,778
Real Estate — 0.2%
Equity Real Estate Investment Trusts (REITs) — 0.2%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	200,000	206,000
Telecommunication Services — 2.7%
Diversified Telecommunication Services — 1.0%
AT&T Inc., Senior Notes	3.600%	2/17/23	810,000	821,420	(c)
Cincinnati Bell Telephone Co., LLC, Senior Debentures	6.300%	12/1/28	45,000	44,550
Total Diversified Telecommunication Services				865,970
Wireless Telecommunication Services — 1.7%
Sprint Corp., Senior Notes	7.250%	9/15/21	530,000	573,460
Sprint Corp., Senior Notes	7.625%	2/15/25	740,000	810,300
Total Wireless Telecommunication Services				1,383,760
Total Telecommunication Services				2,249,730
Total Corporate Bonds & Notes (Cost — $29,900,679)				32,523,803
Mortgage-Backed Securities — 2.4%
GNMA — 2.4%
Government National Mortgage Association (GNMA)	6.500%	8/15/34	147,120	167,806
Government National Mortgage Association (GNMA) II	1.977%	8/20/58	125,842	128,226	(a)(c)
Government National Mortgage Association (GNMA) II	2.320%	10/20/59	63,739	65,802	(a)
Government National Mortgage Association (GNMA) II	2.279%	12/20/59	140,704	144,399	(a)
Government National Mortgage Association (GNMA) II	2.290%	12/20/59	580,054	596,138	(a)
Government National Mortgage Association (GNMA) II	2.320%	1/20/60	581,770	598,716	(a)(c)
Government National Mortgage Association (GNMA) II	1.939%	7/20/60	132,762	135,303	(a)
Government National Mortgage Association (GNMA) II	2.137%	7/20/60	138,662	142,003	(a)
Total Mortgage-Backed Securities (Cost — $1,964,326)				1,978,393
Senior Loans — 2.8%
Consumer Discretionary — 1.2%
Media — 0.9%
Univision Communications Inc., Term Loan C5	3.750%	3/15/24	766,923	762,490	(f)(g)
Specialty Retail — 0.3%
Michaels Stores Inc., 2016 Term Loan B1	3.750%	1/30/23	241,151	240,648	(f)(g)
Total Consumer Discretionary				1,003,138
Industrials — 0.3%
Airlines — 0.3%
American Airlines Inc., 2017 Term Loan B	2.982%	6/26/20	291,795	292,160	(f)(g)

See Notes to Financial Statements.

12	Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 0.3%
IT Services — 0.3%
First Data Corp., 2016 USD Term Loan	3.984%	3/24/21	217,701		$219,606	(f)(g)
Telecommunication Services — 1.0%
Diversified Telecommunication Services — 1.0%
Intelsat Jackson Holdings SA, Term Loan B2	3.887%	6/30/19	711,984		702,194	(f)(g)
Virgin Media Investment Holdings Ltd., USD Term Loan I	3.662%	1/31/25	137,809		138,326	(f)(g)
Total Telecommunication Services					840,520
Total Senior Loans (Cost — $2,314,934)					2,355,424
Sovereign Bonds — 5.2%
Brazil — 3.4%
Federative Republic of Brazil, Notes	10.000%	1/1/21	7,980,000	BRL	2,563,550
Federative Republic of Brazil, Notes	10.000%	1/1/23	833,000	BRL	266,774
Total Brazil					2,830,324
Mexico — 1.3%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	85,000		106,617	(c)
United Mexican States, Senior Bonds	6.500%	6/9/22	15,090,000	MXN	791,896
United Mexican States, Senior Notes	5.550%	1/21/45	210,000		227,588	(c)
Total Mexico					1,126,101
Russia — 0.5%
Russian Foreign Bond - Eurobond, Senior Bonds	12.750%	6/24/28	254,000		448,446	(d)
Total Sovereign Bonds (Cost — $4,419,423)					4,404,871

			Shares
Common Stocks — 0.0%
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A. (Cost — $13,316)			1,628		4,949	*(h)(i)
Preferred Stocks — 2.5%
Financials — 2.5%
Capital Markets — 2.5%
Northern Trust Corp.	5.850%		28,000		758,520
State Street Corp.	5.900%		49,000		1,321,040	(a)
Total Financials					2,079,560
Industrials — 0.0%
Marine — 0.0%
Tricer Tracking Preferred Equity Certificates	8.000%		723,900		7,239	*(h)(i)
Total Preferred Stocks (Cost — $2,035,134)					2,086,799
Total Investments Before Short-Term Investments (Cost — $103,609,449)					108,634,398

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

March 31, 2017

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Shares	Value
Short-Term Investments — 1.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $1,525,937)	0.634%	1,525,937	$1,525,937
Total Investments — 131.2% (Cost — $105,135,386#)			110,160,335
Liabilities in Excess of Other Assets — (31.2)%			(26,185,775)
Total Net Assets — 100.0%			$83,974,560

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(g)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(i)	Security is valued using significant unobservable inputs.

(j)	Security is purchased on a when-issued basis.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
IO	— Interest Only
MXN	— Mexican Peso
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 5-Year Notes Futures, Call	4/21/17	$117.50	25	$10,742
U.S. Treasury 5-Year Notes Futures, Call	4/21/17	118.00	8	1,438
Total Written Options (Premiums received — $7,877)				$12,180

See Notes to Financial Statements.

14	Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

At March 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	32	12/18	$7,831,329	$7,839,200	$7,871
U.S. Treasury 2-Year Notes	9	6/17	1,947,586	1,948,078	492
U.S. Treasury 10-Year Notes	101	6/17	12,542,853	12,580,812	37,959
U.S. Treasury Ultra Long-Term Bonds	4	6/17	639,427	642,500	3,073
					49,395
Contracts to Sell:
90-Day Eurodollar	32	12/19	7,806,259	7,814,800	(8,541)
U.S. Treasury 5-Year Notes	50	6/17	5,865,884	5,886,328	(20,444)
					(28,985)
Net unrealized appreciation on open futures contracts					$20,410

At March 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	14,070,000	USD	643,465	Citibank N.A.	4/20/17	$106,179
USD	913,103	BRL	3,000,000	Goldman Sachs Group Inc.	4/20/17	(41,590)
Total						$64,589

Abbreviations used in this table:
BRL	— Brazilian Real
MXN	— Mexican Peso
USD	— United States Dollar

At March 31, 2017, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
Chicago Mercantile Exchange	$2,500,000	6/28/23	1.238% semi-annually	3-Month LIBOR quarterly	$(2,791)	$141,499
Chicago Mercantile Exchange	25,000,000	6/28/26	1.454% semi-annually	3-Month LIBOR quarterly	(40,537)	1,988,609
Total	$27,500,000				$(43,328)	$2,130,108

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

March 31, 2017

Western Asset Variable Rate Strategic Fund Inc.

At March 31, 2017, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Barclays Capital Inc.	1.800%	2/22/16	TBD**	$256,087	Sovereign Bonds	$334,205
Barclays Capital Inc.	1.850%	2/22/16	TBD**	203,100	Corporate Bonds & Notes	247,560
Barclays Capital Inc.	1.950%	2/22/16	TBD**	498,875	Corporate Bonds & Notes	678,080
Bank of America	1.200%	3/21/17	6/21/17	5,976,000	Collateralized Mortgage Obligations	6,270,153
					Mortgage Backed Securities	726,942
Morgan Stanley	1.600%	1/12/17	4/12/17	4,042,000	Corporate Bonds & Notes	4,522,274
Morgan Stanley	1.811%	1/23/17	4/24/17	5,512,600	Corporate Bonds & Notes	6,574,692
Morgan Stanley	1.961%	1/23/17	4/24/17	456,100	Corporate Bonds & Notes	543,975
Morgan Stanley	2.311%	1/23/17	4/24/17	1,160,600	Corporate Bonds & Notes	1,384,209
Morgan Stanley	1.634%	2/6/17	5/8/17	3,604,000	Corporate Bonds & Notes	4,010,550
Royal Bank of Canada	1.600%	1/5/17	4/4/17	2,789,768	Corporate Bonds & Notes	2,976,754
Royal Bank of Canada	2.437%	3/16/17	6/16/17	484,000	Collateralized Mortgage Obligations	619,715
Royal Bank of Canada	2.537%	3/16/17	6/16/17	309,000	Collateralized Mortgage Obligations	357,149
				$25,292,130		$29,246,258

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

See Notes to Financial Statements.

16	Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2017

Assets:
Investments, at value (Cost — $105,135,386)	$110,160,335
Foreign currency, at value (Cost — $47,139)	54,099
Cash	6,091
Deposits with brokers for centrally cleared swap contracts	723,566
Interest and dividends receivable	580,308
Deposits with brokers for open futures contracts	155,820
Unrealized appreciation on forward foreign currency contracts	106,179
Receivable from broker — variation margin on open futures contracts	16,249
Deposits with brokers for written options	11,741
Principal paydown receivable	6,677
Prepaid expenses	12,216
Total Assets	111,833,281

Liabilities:
Payable for open reverse repurchase agreements	25,292,130
Payable for securities purchased	1,091,255
Deposits from brokers for reverse repurchase agreements	788,223
Distributions payable	361,801
Interest payable	82,674
Investment management fee payable	68,884
Payable to broker — variation margin on centrally cleared swaps	49,223
Unrealized depreciation on forward foreign currency contracts	41,590
Written options, at value (premiums received — $7,877)	12,180
Directors’ fees payable	2,613
Accrued expenses	68,148
Total Liabilities	27,858,721
Total Net Assets	$83,974,560

Net Assets:
Par value ($0.001 par value; 4,668,407 shares issued and outstanding; 100,000,000 shares authorized)	$4,668
Paid-in capital in excess of par value	94,957,238
Overdistributed net investment income	(525,418)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(17,706,229)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	7,244,301
Total Net Assets	$83,974,560

Shares Outstanding	4,668,407

Net Asset Value	$17.99

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report	17

Statement of operations (unaudited)

For the Six Months Ended March 31, 2017

Investment Income:
Interest	$2,465,759
Dividends	56,608
Total Investment Income	2,522,367

Expenses:
Investment management fee (Note 2)	412,757
Interest expense (Note 3)	224,476
Audit and tax fees	42,433
Transfer agent fees	23,835
Shareholder reports	20,997
Legal fees	12,881
Directors’ fees	10,229
Stock exchange listing fees	9,853
Fund accounting fees	4,026
Custody fees	2,895
Insurance	926
Miscellaneous expenses	8,879
Total Expenses	774,187
Net Investment Income	1,748,180

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	48,656
Futures contracts	(706,984)
Written options	54,710
Swap contracts	(37,870)
Foreign currency transactions	(153,902)
Net Realized Loss	(795,390)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,767,296
Futures contracts	60,172
Written options	(4,303)
Swap contracts	2,023,902
Foreign currencies	107,231
Change in Net Unrealized Appreciation (Depreciation)	3,954,298
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	3,158,908
Increase in Net Assets From Operations	$4,907,088

See Notes to Financial Statements.

18	Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended March 31, 2017 (unaudited) and the Year Ended September 30, 2016	2017	2016

Operations:
Net investment income	$1,748,180	$3,902,996
Net realized loss	(795,390)	(4,120,871)
Change in net unrealized appreciation (depreciation)	3,954,298	3,418,458
Increase in Net Assets From Operations	4,907,088	3,200,583

Distributions to Shareholders From (Note 1):
Net investment income	(2,170,809)	(3,765,868)
Return of capital	—	(885,866)
Decrease in Net Assets From Distributions to Shareholders	(2,170,809)	(4,651,734)

Fund Share Transactions:
Cost of shares repurchased through tender offer (0 and 2,000,746 shares repurchased, respectively) (Note 6)	—	(34,272,779)
Decrease in Net Assets From Fund Share Transactions	—	(34,272,779)
Increase (Decrease) in Net Assets	2,736,279	(35,723,930)

Net Assets:
Beginning of period	81,238,281	116,962,211
End of period*	$83,974,560	$81,238,281
*Includes overdistributed net investment income of:	$(525,418)	$(102,789)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report	19

Statement of cash flows (unaudited)

For the Six Months Ended March 31, 2017

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$4,907,088
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(16,725,737)
Sales of portfolio securities	15,161,881
Net purchases, sales and maturities of short-term investments	(1,525,147)
Realized loss on purchased options	(2,122)
Net amortization of premium (accretion of discount)	(310,076)
Decrease in receivable for securities sold	1,224,081
Decrease in interest and dividends receivable	50,919
Increase in receivable from broker — variation margin on open futures contracts	(16,249)
Decrease in receivable from broker — variation margin on open centrally cleared swaps	121,112
Increase in prepaid expenses	(1,720)
Decrease in principal paydown receivable	36,375
Decrease in deposits with brokers for open futures contracts	84,699
Increase in deposits with brokers for written options	(11,741)
Decrease in deposits with brokers for centrally cleared swap contracts	125,288
Decrease in premiums paid for OTC swap contracts	(111)
Decrease in payable for open OTC swap contracts	(15)
Decrease in payable for securities purchased	(541,904)
Increase in investment management fee payable	2,552
Decrease in Directors’ fees payable	(888)
Increase in interest payable	7,453
Increase in deposits from brokers for reverse repurchase agreements	536,223
Decrease in accrued expenses	(49,113)
Increase in premiums received from written options	7,877
Decrease in payable to broker — variation margin on open futures contracts	(53,950)
Increase in payable to broker — variation margin on centrally cleared swap contracts	49,223
Net realized gain on investments	(48,656)
Change in net unrealized appreciation (depreciation) of investments, written options, OTC swap contracts and forward foreign currency transactions	(1,861,120)
Net Cash Provided by Operating Activities*	1,166,222

Cash Flows From Financing Activities:
Distributions paid on common stock	(1,809,008)
Decrease in payable for reverse repurchase agreements	(321,666)
Net Cash Used in Financing Activities	(2,130,674)
Net Decrease in Cash	(964,452)
Cash at Beginning of Period	1,024,642
Cash at End of Period	$60,190

*	Included in operating expenses is cash of $217,023 paid for interest on borrowings.

See Notes to Financial Statements.

20	Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:
	2017[1,2]	2016[1]	2015[1]	2014[1]	2013[1]	2012[1]

Net asset value, beginning of period	$17.40	$17.54	$18.85	$18.71	$18.46	$16.80

Income (loss) from operations:
Net investment income	0.37	0.79	0.69	0.78	0.78	0.90
Net realized and unrealized gain (loss)	0.69	(0.14)	(1.12)	0.23	0.34	1.56
Total income (loss) from operations	1.06	0.65	(0.43)	1.01	1.12	2.46

Less distributions from:
Net investment income	(0.47) [3]	(0.74)	(0.66)	(0.87)	(0.87)	(0.80)
Return of capital	—	(0.19)	(0.22)	—	—	—
Total distributions	(0.47)	(0.93)	(0.88)	(0.87)	(0.87)	(0.80)
Net increase due to shares repurchased through tender offer	—	0.14	—	—	—	—

Net asset value, end of period	$17.99	$17.40	$17.54	$18.85	$18.71	$18.46

Market price, end of period	$16.59	$15.92	$15.56	$17.08	$17.00	$18.45
Total return, based on NAV[4,5]	6.10%	4.78%[6]	(2.38)%	5.47%	6.16%	15.05%
Total return, based on Market Price[7]	7.23%	8.53%	(3.95)%	5.66%	(3.25)%	25.59%

Net assets, end of period (000s)	$83,975	$81,238	$116,962	$125,695	$124,760	$122,940

Ratios to average net assets:
Gross expenses	1.89%[8]	1.94%	1.12%	1.14%	1.08%	1.20%
Net expenses	1.89 [8]	1.94	1.12	1.14	1.08	1.20
Net investment income	4.27 [8]	4.57	3.76	4.10	4.18	5.17

Portfolio turnover rate	14%	21%	30%	26%	21%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2017 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return based on NAV reflects the impact of the tender and repurchase of its shares by the Fund at the price equal to 98% of the net asset value per share on November 20, 2015. Absent this tender offer, the total return based on NAV would have been 3.88%.

[7]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report	21

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to maintain a high level of current income. The Fund invests primarily in variable rate instruments of U.S. and non-U.S. issuers, including U.S. and non-U.S. investment grade and high-yield debt, senior loans, emerging market debt and derivatives related to these securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

22	Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Collateralized mortgage obligations	—	$39,005,785	—	$39,005,785
Asset-backed securities	—	26,274,374	—	26,274,374
Corporate bonds & notes	—	32,523,803	—	32,523,803
Mortgage-backed securities	—	1,978,393	—	1,978,393
Senior loans	—	2,355,424	—	2,355,424
Sovereign bonds	—	4,404,871	—	4,404,871
Common stocks	—	—	$4,949	4,949
Preferred stocks:
Financials	$2,079,560	—	—	2,079,560
Industrials	—	—	7,239	7,239
Total long-term investments	2,079,560	106,542,650	12,188	108,634,398
Short-term investments†	1,525,937	—	—	1,525,937
Total investments	$3,605,497	$106,542,650	$12,188	$110,160,335
Other financial instruments:
Futures contracts	49,395	—	—	49,395
Forward foreign currency contracts	—	106,179	—	106,179
Centrally cleared interest rate swaps	—	2,130,108	—	2,130,108
Total other financial instruments	$49,395	$2,236,287	—	$2,285,682
Total	$3,654,892	$108,778,937	$12,188	$112,446,017

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$12,180	—	—	$12,180
Futures contracts	28,985	—	—	28,985
Forward foreign currency contracts	—	$41,590	—	41,590
Total	$41,165	$41,590	—	$82,755

†	See Schedule of Investments for additional detailed categorizations.

(b) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement

24	Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report

files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which is also recognized as a component of “Interest expense” on the Statement of Operations.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled

Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2017, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2017, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values

26	Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report

from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(e) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium

28	Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report

received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the

Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its

30	Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report

contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of March 31, 2017, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $53,770. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

32	Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a monthly subadvisory fee at an annual rate of 0.30% related to the assets managed by each subadviser.

Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$15,327,388	$1,398,349
Sales	14,488,102	673,779

At March 31, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,342,514
Gross unrealized depreciation	(2,317,565)
Net unrealized appreciation	$5,024,949

Transactions in reverse repurchase agreements for the Fund during the six months ended March 31, 2017 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$28,687,550	1.569%	$32,277,648

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from (1.000)% to 2.537% during the six months ended March 31, 2017. Interest expense incurred on reverse repurchase agreements totaled $224,476.

During the six months ended March 31, 2017, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of September 30, 2016	—	—
Options written	252	$62,587
Options closed	(49)	(9,817)
Options exercised	—	—
Options expired	(170)	(44,893)
Written options, outstanding as of March 31, 2017	33	$7,877

34	Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2017.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$49,395	—	$49,395
Centrally cleared swap contracts[3]	2,130,108	—	2,130,108
Forward foreign currency contracts	—	$106,179	106,179
Total	$2,179,503	$106,179	$2,285,682

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Written options	$12,180	—	$12,180
Futures contracts[2]	28,985	—	28,985
Forward foreign currency contracts	—	$41,590	41,590
Total	$41,165	$41,590	$82,755

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended March 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(2,122)	—	—	$(2,122)
Written options	54,710	—	—	54,710
Futures contracts	(706,984)	—	—	(706,984)
Swap contracts	(36,314)	—	$(1,556)	(37,870)
Forward foreign currency contracts[2]	—	$(144,045)	—	(144,045)
Total	$(690,710)	$(144,045)	$(1,556)	$(836,311)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$(4,303)	—	—	$(4,303)
Futures contracts	60,172	—	—	60,172
Swap contracts	2,022,458	—	$1,444	2,023,902
Forward foreign currency contracts[1]	—	$96,683	—	96,683
Total	$2,078,327	$96,683	$1,444	$2,176,454

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended March 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$247
Written options	4,532
Futures contracts (to buy)	26,967,848
Futures contracts (to sell)	18,160,215
Forward foreign currency contracts (to buy)	680,372
Forward foreign currency contracts (to sell)	924,487

Average Notional Balance
Interest rate swap contracts	$38,725,714
Credit default swap contracts (to buy protection)†	8,571

†	At March 31, 2017, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at March 31, 2017:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$16,249	—	$16,249
Forward foreign currency contracts	106,179	—	106,179
Total	$122,428	—	$122,428

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at March 31, 2017:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Written options	$12,180	$(11,741)	$439
Centrally cleared swap contracts[2]	49,223	(49,223)	—
Forward foreign currency contracts	41,590	—	41,590
Total	$102,993	$(60,964)	$42,029

36	Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[3]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Distributions subsequent to March 31, 2017

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
3/24/2017	4/3/2017	$0.0775
4/21/2017	5/1/2017	$0.0775
5/19/2017	6/1/2017	$0.0775
6/23/2017	7/3/2017	$0.0775
7/21/2017	8/1/2017	$0.0775
8/25/2017	9/1/2017	$0.0775

6. Tender offer

On October 22, 2015, the Fund announced that the Fund’s Board of Directors had approved a tender offer for up to 30% of the outstanding common stock (“Shares”) or 2,000,746 Shares of the Fund. The tender offer was to be conducted at a price equal to 98% of the net asset value per Share of the Fund’s Shares as determined as of the close of the regular trading session of the New York Stock Exchange on the tender offer expiration date. The tender offer commenced on October 22, 2015 and expired on November 20, 2015.

On November 30, 2015, the Fund announced the final results of the tender offer. A total of 4,423,133 Shares were duly tendered and not withdrawn, including Shares tendered pursuant to notices of guaranteed delivery. Because the number of Shares tendered exceeded 2,000,746 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 45.23% of Shares for each stockholder who properly tendered Shares were accepted for payment. The Fund transmitted payment to purchase the duly tendered and accepted Shares on November 27, 2015. The purchase price of properly tendered Shares was $17.13 per Share, equal to 98% of the per Share net asset value of $17.48 as of the close of the regular trading session of the New York Stock Exchange on November 20, 2015. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes in Net Assets. Shares that were not tendered remain outstanding. The difference between the purchase price of the tendered Shares and the net asset value per Share was recognized by the Fund in the Financial Highlights as an increase in net assets resulting from the tender and repurchase of Shares by the Fund.

Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended March 31, 2017, the Fund did not repurchase any shares.

8. Capital loss carryforward

As of September 30, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2019	$(4,735,221)

This amount will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $11,987,435, which have no expiration date, must be used first to offset any such gains.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

38	Western Asset Variable Rate Strategic Fund Inc. 2017 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Variable Rate Strategic Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore,” and together with Western Asset and Western Asset London, the “Sub-Advisers”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2016, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

At a meeting held by conference call on November 2, 2016, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or Western Asset participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by

Western Asset Variable Rate Strategic Fund Inc.	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London and Western Asset Singapore. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, Western Asset London and Western Asset Singapore help to provide portfolio management services to the Fund pursuant to separate Sub-Advisory Agreements with Western Asset.

40	Western Asset Variable Rate Strategic Fund Inc.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged global income closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of twelve funds, including the Fund, for the 1- and 3-year periods ended June 30, 2016; eight funds, including the Fund, for the 5-year period ended such date; and six funds, including the Fund, for the 10-year period ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked tenth among the funds in the Performance Universe for the 1-year period ended June 30, 2016 (first being best in these performance rankings), ninth among the funds in the Performance Universe for the 3-year period ended such date, fourth among the funds in the Performance Universe for the 5-year period ended such date, and sixth (last) among the funds in the Performance Universe for the 10-year period ended such date. The Fund’s performance for each of the 1-, 3- and 10-year periods ended June 30, 2016 was worse than the Performance Universe median for that period, but its performance was better than the Performance Universe median for the 5-year period ended such date. Among other things, the Manager has noted that unlike the other Performance Universe funds at least 80% of the Fund’s assets generally must be invested in floating rate instruments. According to the Manager, this requirement and the Fund’s maintenance of a short portfolio duration of about 1.5 years in pursuit of its investment objective put the Fund at a disadvantage relative to the other Performance Universe funds, which primarily consisted of global government bond funds with longer portfolio durations, in the declining global interest rate environment in recent years. Since the financial crisis in 2008, the

Western Asset Variable Rate Strategic Fund Inc.	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager noted, global government bond yields have declined to near zero or even negative yields. The Board considered that the Fund’s dissimilarity from the other funds in the small Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for each of the 1-, 3- and 5-year periods ended June 30, 2016. On a net asset value basis, the Fund underperformed its benchmark for the 1-year period but outperformed its benchmark for each of the 3- and 5-year periods.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset London and Western Asset Singapore under their Sub-Advisory Agreements with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London and Western Asset Singapore does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and five other leveraged global income closed-end funds, as classified by Broadridge. The six funds in the Expense Group had average net common share assets ranging from $93.3 million to $372.7 million. Four of the other Expense Group funds were larger than the Fund and one was smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked first among the funds in the Expense Group and the actual Management Fee also was ranked first whether compared on a common share

42	Western Asset Variable Rate Strategic Fund Inc.

assets only basis or on the basis of common share and leveraged assets (first being lowest and, therefore, best in these expense component rankings). The Broadridge Expense Information further showed that the Fund’s actual total expenses also ranked first among the funds in the Expense Group whether compared on a common share assets only basis or on the basis of common share and leveraged assets. Each of the Fund’s expense components was better (i.e., lower) than the Expense Group median for that expense component. The Manager observed that the small number of funds comprising the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2016 and March 31, 2015. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board

Western Asset Variable Rate Strategic Fund Inc.	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fees for Western Asset London and Western Asset Singapore are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had declined by 5 percent during the period covered by the analysis and remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

44	Western Asset Variable Rate Strategic Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Variable Rate Strategic Fund Inc. was held on January 27, 2017 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Leslie H. Gelb	4,208,550	28,759
William R. Hutchinson	4,215,320	21,989
Jane Trust	4,213,877	23,432

At March 31, 2017, in addition to Leslie H. Gelb, William R. Hutchinson and Jane Trust, the other Directors of the Fund were as follows:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Riordan Roett

Western Asset Variable Rate Strategic Fund Inc.	45

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions, including return of capital distributions, on your common shares (the “Common Shares”) will be automatically reinvested by Computershare, as agent for the holders of Common Shares (the “Common Shareholders”) (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

1. If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange (the “Exchange”) trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

2. If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in noncertificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

46	Western Asset Variable Rate Strategic Fund Inc.

You may withdraw from the Plan by notifying the Plan Agent in writing at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

*  *  *

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund will use the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the

Western Asset Variable Rate Strategic Fund Inc.	47

Dividend reinvestment plan (unaudited) (cont’d)

greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares will increase, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of

48	Western Asset Variable Rate Strategic Fund Inc.

trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Variable Rate Strategic Fund Inc.	49

Western Asset

Variable Rate Strategic Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

Western Asset Variable Rate Strategic Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare lnc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

GFY

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Variable Rate Strategic Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Variable Rate Strategic Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

WAS04036 5/17 SR17-3059

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 30, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 30, 2017